UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Sections 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                January 16, 2004

                          HOLLINGER INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)

            Delaware                     1-14164                  95-3518892
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
         incorporation)                                      Identification No.)

                       401 North Wabash Avenue, Suite 740
                                Chicago, IL 60611
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (312) 321-2299
              (Registrant's telephone number, including area code)

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               ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

The following information is being filed under "Item 5 - Other Events and Regulation FD Disclosure"

      Please see Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, and Exhibit 99.4 filed together with this filing on Form 8-K.

                                ITEM 7. EXHIBITS.

(c)   The exhibits below are filed together with this filing on Form 8-K:

Exhibit 99.1      Press Release dated January 16, 2004.

Exhibit 99.2 Securities and Exchange Commission's Complaint for Permanent Injunction and Other Equitable Relief dated January 16, 2004.

Exhibit 99.3 Consent of Defendant Hollinger International Inc. dated January 16, 2004.

Exhibit 99.4 Partial Final Judgment and Order of Permanent Injunction and Other Equitable Relief dated January 16, 2004.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    HOLLINGER INTERNATIONAL INC.
                                            (Registrant)


Date: January 16, 2004          By: /s/ Gordon A. Paris
                                    -------------------
                                    Gordon A. Paris
                                    President and Chief Executive Officer

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                                  EXHIBIT INDEX

EXHIBIT NUMBER                    DESCRIPTION
                                  -----------

99.1              Press release dated January 16, 2004.

99.2 Securities and Exchange Commission's Complaint for Permanent Injunction and Other Equitable Relief dated January 16, 2004.

99.3              Consent of Defendant Hollinger International Inc. dated
                  January 16, 2004.

99.4 Partial Final Judgment and Order of Permanent Injunction and Other Equitable Relief dated January 16, 2004.